                                                                    EXHIBIT 10.6


                        COMMON STOCK PURCHASE AGREEMENT
                                    BETWEEN
                        PERITUS SOFTWARE SERVICES, INC.
                                      AND
                       BULL HN INFORMATION SYSTEMS INC.
                                     DATED
                                 MAY 29, 1992

                        Peritus Software Services, Inc.
                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                                              Page
                                                                                              ----
SECTION 1
     Issuance of Common Stock................................................................... 1

SECTION 2
     Closing; Delivery.......................................................................... 1
     2.1   Closing.............................................................................. 1
     2.2   Delivery............................................................................. 1

SECTION 3
     Representations and Warranties of the Company.............................................. 1
     3.1   Organization and Standing............................................................ 1
     3.2   Capitalization....................................................................... 2
     3.3   Subsidiaries......................................................................... 2
     3.4   Authorization........................................................................ 2
     3.5   Governmental Consent, Etc............................................................ 2
     3.6   Offering............................................................................. 3
     3.7   Compliance with Other Instruments,
           None Burdensome, Etc................................................................. 3
     3.8   Litigation, Etc...................................................................... 3
     3.9   Corporate Records.................................................................... 3
     3.10  Disclosure........................................................................... 4

SECTION 4
     Representations and Warranties of Purchaser................................................ 4
     4.1   Experience........................................................................... 4
     4.2   Investment........................................................................... 4
     4.3   Foreign Purchasers................................................................... 4
     4.4   Rule 144............................................................................. 5
     4.5   No Public Market..................................................................... 5
     4.6   Access to Data....................................................................... 5
     4.7   Authorization........................................................................ 6

SECTION 5
     Conditions to Closing of Purchasers........................................................ 6
     5.1   Representations and Warranties....................................................... 6
     5.2   Performance.......................................................................... 6
     5.3   Qualifications....................................................................... 6
     5.4   Board of Directors................................................................... 6
     5.5   Stock Certificates................................................................... 6
     5.6   No Adverse Development............................................................... 6

                          --------------------------


                                                                                              Page
                                                                                              ----
SECTION 6
     Conditions to Closing of Company..........................................................  7
     6.1   Representations.....................................................................  7
     6.2   Payment of Purchase Price...........................................................  7
     6.3   No Adverse Development..............................................................  7

SECTION 7
     Affirmative Covenants of the Company and the Purchaser....................................  7
     7.1   Financial Information...............................................................  7
     7.2   Additional Information..............................................................  7
     7.3   Inspection..........................................................................  8
     7.4   Termination of Covenants............................................................  8
     7.5   Board Representation................................................................  8
     7.6   Visitation Rights...................................................................  8
     7.7   Board Meetings......................................................................  9
     7.8   Certain Extraordinary Transactions..................................................  9

SECTION 8
     Restrictions on Transferability of Securities;Compliance with Securities Act.............. 10
     8.1   Restrictions on Transferability..................................................... 10
     8.2   Restrictive Legends................................................................. 10

SECTION 9
     Further Restrictions on Transfer of Common Stock.......................................... 11
     9.1   Voluntary Transfers................................................................. 11
     9.2   Death of a Holder................................................................... 11
     9.3   Insolvency or Bankruptcy............................................................ 11
     9.4   Exceptions to Restrictions.......................................................... 11
     9.5   Transfers in Violation of Agreement................................................. 12
     9.6   Purchase Price...................................................................... 12
     9.7   Tenders............................................................................. 14
     9.8   Waiver, Disposition of Stock........................................................ 14
     9.9   Notices............................................................................. 14
     9.10  Legended Certificates............................................................... 14

                          ---------------------------

                                                                                               Page
                                                                                               ----
SECTION 10
     Additional Issuance of Common Stock........................................................ 15

SECTION 11
     Purchaser's Right of First Refusal......................................................... 15
     11.1  Right of First Refusal............................................................... 15

SECTION 12
     Miscellaneous.............................................................................. 17
     12.1  Governing Laws....................................................................... 17
     12.2  Successors and Assigns............................................................... 17
     12.3  Severability......................................................................... 17
     12.4  Entire Agreement..................................................................... 17
     12.5  Counterparts......................................................................... 17
     12.6  Finder's Fees........................................................................ 17
     12.7  Expenses............................................................................. 18
     12.8  Other Remedies....................................................................... 18
     12.9  Amendment and Waivers................................................................ 18
     12.10 Survival of Agreements............................................................... 18
     12.11 Delays or Omissions.................................................................. 18
     12.12 Attorneys' Fees...................................................................... 18
     12.13 Notices.............................................................................. 18
     12.14 Time................................................................................. 19
     12.15 Construction of Agreement............................................................ 19
     12.16 No Endorsement....................................................................... 20
     12.17 Pronouns............................................................................. 20
     12.18 Further Assurances................................................................... 20
     12.19 Absence of Third Party Beneficiary Rights............................................ 20

                        Peritus Software Services, Inc.
                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------

     Agreement made effective as of the 29th day of May, 1992 by and between Peritus Software Services, Inc., a Massachusetts corporation having a business address of 55 Cambridge Street, Suite 202, Burlington, MA 01803 (the "Company"), and Bull HN Information Systems Inc., a Delaware corporation having a business address of Technology Park, Billerica, MA 01821 (the "Purchaser").


                                   SECTION 1
                           Issuance of Common Stock
                           ------------------------

     Subject to the terms and conditions hereof, the Company will sell and issue to the Purchaser, and the Purchaser will purchase from the Company, 23,000 shares of the Company's Common Stock, which amount shall constitute 11.5 percent of the shares of Common Stock authorized immediately after such issuance.


                                   SECTION 2
                               Closing; Delivery
                               -----------------

      2.1 Closing.  The closing of the purchase and sale of the Common Stock
          -------
hereunder (the "Closing") shall be held at the offices of Nutter, McClennen & Fish, One International Place, Boston, Massachusetts 02110-2699 on May 29, 1992, or at such other time and place as the Company and the Purchaser shall mutually agree.

      2.2 Delivery.  At the Closing, the Company shall deliver to the Purchaser
          --------
a certificate representing the Common Stock which the Purchaser is purchasing. It is understood and agreed that the sole consideration for such shares is the transfer and assignment by the Purchaser to the Company of the items of equipment and other tangible personal property specified in Exhibit A attached hereto, and delivered to the Company in connection with that certain Statement of Work between the Purchaser and the Company effective as of February 3, 1992 and executed and delivered simultaneously with the execution and delivery of this Agreement.


                                   SECTION 3
                         Representations and Warranties
                         ------------------------------
                                 of the Company
                                 --------------

     The Company hereby represents and warrants to the Purchaser that all of the statements made below in this Section 3 are true and correct in all material respects.

      3.1 Organization and Standing.  The Company is a corporation duly
          -------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company has the full power and authority to carry on its business as now conducted and as proposed to be conducted in the Company's business plan dated December 6, 1991 (the "Business Plan") heretofore furnished pursuant to the Purchaser. The Company qualified as a foreign corporation in each jurisdiction where its failure to be so qualified would have a material and adverse effect on its operations or financial condition.

      3.2 Capitalization.
          --------------

          3.2.1 The authorized Capital Stock of the Company consists of 200,00 shares of Common Stock, without par value. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are full paid and non-assessable. The Company has (or at the Closing will have) reserved 23,000 shares of Common Stock for issuance hereunder.

          3.2.2 All outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws.

      3.3 Subsidiaries.  The Company has no subsidiaries or affiliated companies
          ------------
and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association, joint venture, partnership or other business entity.

      3.4 Authorization.  All corporate action on the part of the Company, its
          -------------
officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Common Stock sold to the Purchaser hereunder and the performance of all of the Company's obligations hereunder has been taken. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Common Stock sold to the Purchaser hereunder, when payment therefor has been received by the Company, will be validly issued, fully paid and non-assessable and free of any liens or encumbrances, other than those created by or imposed upon the holder thereof through no action of the Company; provided, however, that the Common Stock may be subject to restrictions on transfer under state and federal securities laws as set forth herein. The sale of Common Stock hereunder is not subject to any preemptive rights or rights of first refusal.

      3.5 Governmental Consent, Etc.  No consent, approval or authorization of,
          -------------------------
or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of Common Stock hereunder, or the consummation of any other transaction contemplated hereby, except, if required, the filing of Form D with the Securities and Exchange Commission and qualifications or filings under applicable state blue sky laws, which qualifications, if required, will have been obtained and will be effective on the Closing, and any such filings will be made within the time prescribed.

      3.6 Offering.  The Company will not take any action that will cause the
          --------
issuance and delivery of the shares of its Common Stock as contemplated hereby to constitute a violation of the federal Securities Act of 1933, as amended (the "Securities Act"), or any applicable state blue sky laws. Subject to the accuracy of the Purchaser's representations in Section 4 hereof, the offer, sale and issuance of the Common Stock to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and comply with all applicable state blue sky laws.

      3.7 Compliance with Other instruments, None Burdensome, Etc.  The Company
          -------------------------------------------------------
is not in violation in any material respect of any term of its Articles of organization or Bylaws, as amended and in effect on and as of the Closing. The Company is not in violation in any respect of any term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, order, statute, rule or regulation applicable to it where such violation would materially adversely affect the Company, its operations or financial condition and there is no such term or provision which materially adversely affects the Company, its operations or financial condition as presently conducted or as contemplated to be conducted. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Common Stock sold hereunder, have not resulted and will not result in any material violation of or conflict with, or constitute a material default under, any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, order, statute, rule or regulation applicable to the Company, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

      3.8 Litigation Etc.  There are no actions, suits, proceedings or
          --------------
investigations pending against the Company or, to the best knowledge of the Company, any of its officers, directors or employees or properties, before any court or governmental agency (nor, to the best knowledge of the Company, is there any reasonable basis therefor or threat thereof), which, either in any particular case or in the aggregate, might result in any material adverse change in the business or financial condition of the Company, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted in the Business Plan or in any material liability on the part of the Company, and none which questions the validity of this Agreement or any action taken or to be taken in connection herewith.

      3.9 Corporate Records.  The Company has made available to the Purchaser
          -----------------
true, correct and complete copies (including all amendments thereto) of: (i) the Articles of Organization and Bylaws of the Company, together with all amendments thereto which have become effective on or before the Closing; (ii) the minute book of the Company containing a complete summary of all actions taken by the shareholders and by the Board of Directors of the Company since the time of incorporation, reflecting all transactions referenced in such minutes accurately in all material respects; (iii) the stock transfer books of the Company; (iv) all written agreements involving the sale by the Company of its capital stock; and (v) all employee stock option and stock purchase plans of the Company.

      3.1 Disclosure.  The Company believes it has fully provided the Purchaser
          ----------
with all of the information which such Purchaser has requested for deciding whether to purchase Common Stock hereunder and all information reasonably necessary to enable such Purchaser to make such decision. This Agreement, the Business Plan and any written statement or certificate furnished to the Purchaser pursuant to this Agreement in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact nor omit to state a material fact necessary to make the statements made not misleading in light of the circumstances in which they were made.

                                   SECTION 4
                  Representations and Warranties of Purchaser
                  -------------------------------------------

     The Purchaser hereby represents and warrants to the Company with respect to its purchase of the Common Stock hereunder that:

      4.1 Experience.  Purchaser has substantial experience in evaluating and
          ----------
investing in private placement transactions so that Purchaser is capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect its own interests in connection with the purchase of the Common Stock. Purchaser understands that the investment to be made in connection with the acquisition of Common Stock is speculative and involves significant risk. Purchaser has no need for liquidity in this investment, has the ability to bear the economic risk of this investment and can afford a complete loss of the purchase price.

      4.2 Investment.  Purchaser is acquiring the Common Stock for investment
          ----------
for its own account, and not with the view to, or for resale in connection with, any "distribution" of all or any portion thereof within the meaning of the Securities Act. Purchaser understands that the Common stock to be purchased hereunder has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of Purchaser's investment intent and the accuracy of Purchaser's representations as expressed herein.

      4.3 Foreign Purchasers.  Each Purchaser which is not a resident of the
          ------------------
United States hereby represents, warrants and agrees that (i) neither such Purchaser nor any person for whom such Purchaser is acting is a U.S. Person (as defined in this Section 4.3), (ii) it is not acquiring shares of Common Stock for any U.S. Person, and (iii) all laws in the country of such Purchaser's residence concerning the issuance to such Purchaser of the Common Stock or the Warrants have been, or will be prior to the Closing, satisfied. As used in this Section 4.3, "U.S. Person" means a citizen or resident of the United States, including the estate of any such person, a trust of which any such person is a beneficiary or a corporation, joint venture, partnership, trust or any other business entity organized under the laws of the United States. As used in this Section 4.3, "United States" shall include the territories, possessions and all areas under the jurisdiction of the United States of America.

      4.4 Rule 144.  Purchaser acknowledges that the Common Stock being
          --------
purchased hereunder must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement, subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring after the expiration of minimum holding periods after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations (except as provided in Rule 144(k)).

      4.5 No Public Market.  Purchaser understands that no public market now
          ----------------
exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Common Stock being acquired hereunder and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

      4.6 Access to Data.  Purchaser has received and reviewed the Business
          --------------
Plan. In addition, the Purchaser and its representatives have met with representatives of the Company and thereby have had the opportunity to request information and ask questions of, and receive answers from, said representatives concerning the Company and the terms and conditions of this transaction, as well as to obtain any additional information requested by Purchaser. Any questions raised by Purchaser or its representatives concerning this transaction have been answered to the satisfaction of Purchaser. Purchaser's decision to purchase the Common Stock is based on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

      4.7 Authorization.  This Agreement when executed and delivered by
          -------------
Purchaser will constitute a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                                   SECTION 5
                      Conditions to Closing of Purchasers
                      -----------------------------------

     Purchaser's obligations to purchase the Common Stock at the Closing are, at the option of the Purchaser, subject to the fulfillment as of the Closing of the following conditions:

      5.1 Representations and Warranties.  The representations and warranties
          ------------------------------
made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing, with the same force and effect as if they had been made on and as of said date.

      5.2 Performance.  The Company shall have performed and complied with all
          -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

      5.3 Qualifications.  All authorizations, approvals or permits, if any, of
          --------------
any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock shall have been duly obtained and shall be effective on and as of the Closing.

      5.4 Board of Directors.  The Board of Directors of the Company as of the
          ------------------
Closing will be comprised of Dominic Chan, Allen Deary, Christopher Bailey, and David DeVoy.

      5.5 Stock Certificates.  The Company shall have delivered to the Purchaser
          ------------------
a certificate for the Common Stock purchased by the Purchaser.

      5.6 No Adverse Development.  There shall be no order, decree or ruling by
          ----------------------
any court or governmental agency or threat thereof or any other fact or circumstance which might prohibit or render illegal or have a material adverse effect on the business or financial affairs of the Company or the transactions contemplated hereunder.

                                   SECTION 6
                        Conditions to Closing of Company
                        --------------------------------

     The Company's obligation to sell and issue the Common Stock to the Purchaser at the Closing is, at the option of the Company, subject to the fulfillment of the following conditions:

      6.1 Representations.  The representations and warranties made by Purchaser
          ---------------
in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing, with the same force and effect as if they had been made on and as of said date.

      6.2 Payment of Purchase Price.  Purchaser shall have delivered to the
          -------------------------
Company the property referenced in Section 2.2 as full payment of the purchase price for the Common Stock purchased by such Purchaser.

      6.3 No Adverse Development.  There shall be no order, decree or ruling by
          ----------------------
any court or governmental agency or threat thereof or any other fact or circumstance which might prohibit or render illegal or have a material adverse effect on the business or financial affairs of the Company or the transactions contemplated hereunder.

                                   SECTION 7
             Affirmative Covenants of the Company and the Purchaser
             ------------------------------------------------------

     The Company and the Purchaser, where indicated below, hereby covenant and agree as follows:

      7.1 Financial Information.  For so long as the Purchaser is a holder of
          ---------------------
any of the shares of Common Stock purchased by the Purchaser pursuant to this Agreement, the Company will deliver to the Purchaser, as soon as practicable after the end of each fiscal year, and in any event within 45 days thereafter, unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and unaudited consolidated statements of income and unaudited consolidated statements of cash flows of the Company and its subsidiaries, if any, for such year, and if and when audited statements are prepared, will provide copies thereof to the Purchaser.

      7.2 Additional Information.  For so long as the Purchaser is a holder of
          ----------------------
any shares of the Common Stock initially purchased by the Purchaser pursuant to this Agreement, the Company will mail to the Purchaser, if and when prepared for the Company's Board of Directors or officers, unaudited consolidated balance sheets of the Company as at the end of each quarter, unaudited consolidated statements of income, and unaudited consolidated statements of income, and unaudited consolidated statements of cash flow for each quarter and for the current fiscal year to date.

     7.3    Inspection.  The Company shall permit the Purchaser, at such
            ----------
Purchaser's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers all at such reasonable times as may be requested by the Purchaser; provided, however, that the Company shall not be obligated pursuant to this Section 7.3 to provide Purchaser (as opposed to the representative of the Purchaser serving as a Director of the Company pursuant to
Section 7.5 of this Agreement) with access to any information which the Company reasonably considers to be a trade secret or similar confidential information; and provided further, however, that any financial information that might otherwise be withheld under the preceding proviso will nonetheless be furnished to Purchaser subject only to Purchaser's written agreement to maintain the confidentiality thereof.

     7.4    Termination of Covenants.  The covenants set forth in Sections 7.1,
            ------------------------
7.2 and 7.3 shall terminate and be of no further force or effect when the Company has registered a class of securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

     7.5    Board Representation.  So long as the Purchaser owns not less than
            --------------------
fifty percent (50%) of the shares of the Common Stock purchased by it under this Agreement (regardless of the percentage of the issued and outstanding shares of the capital stock of the Company represented thereby), the Company shall use its best efforts to cause and maintain the election to the Board of Directors of a representative of the Purchaser.

     7.6    Visitation Rights.  For so long as the Purchaser holds at least
            -----------------
twenty-five percent (25%) of the Common Stock purchased by it hereunder, the Purchaser will be entitled to have a designated representative present at all meetings of the Board of Directors of the Company; provided, however, that in the event the Board intends to discuss or vote upon any matter in which the Purchaser has an interest, such representative may be excluded therefrom by the vote of a majority of the directors present at such meeting, and provided, further, that the Company reserves the right to exclude any Purchaser representative from any meeting or portion thereof at which attendance by such representative could adversely affect the attorney-client privilege between the Company and its counsel. Notwithstanding the foregoing provisions of this
Section 7.6, the provisions of this Section 7.6 shall be of no force or effect for so long as the Purchaser's representative is serving as a Director of the Company pursuant to Section 7.5 of this Agreement.

     7.7    Board Meetings.  The Company agrees to hold a Board of Directors
            --------------
meeting at least four (4) times each calendar year with reasonable intervals between meetings.

     7.8    Certain Extraordinary Transactions.  The Company agrees that, until
            ----------------------------------
the second anniversary of the effective date of this Agreement, the Company shall not, without the consent of the Purchaser:

     (a) sell, transfer or otherwise dispose in any transaction or series of related transactions of any substantial assets of the Company or its subsidiaries or of any substantial business unit or division of the Company or its subsidiaries, it being understood and agreed that for purposes of this Section 7.8, (i) "substantial" shall mean having a value in excess of 50% of the Net Book Value of the Company and its consolidated subsidiaries, determined on the basis of the unaudited consolidated financial statements of the Company and its consolidated subsidiaries for the then immediately preceding fiscal quarter, and (ii) no consent by the Purchaser shall be required for any pledge or hypothecation of, any grant of a security interest in, or any foreclosure or similar transfer pursuant to any such pledge, hypothecation or grant with respect to, any assets, in connection with one or more financing transactions;

     (b) consolidate, reorganize or merge with or into any other legal person;

     (c) commence any bankruptcy action, it being understood and agreed that the Company and each of its subsidiaries shall within a reasonable period of time contest any bankruptcy action commenced by a third party against it;

     (d) substantially change the principal scope of the Company's business activities from software services; or

     (e) remove or materially change the duties of Dominic Chan as the Chief Executive Officer of the Company, or appoint another person in his place;

it being understood and agreed that for purposes of this Section 7.8, the Purchaser shall be deemed to have consented to any such action as shall have been approved by vote of a majority of the requisite quorum of the Board of Directors of the Company, provided that the nominee of the Purchaser then serving on the Board of Directors shall have voted with such majority; and except as aforesaid, the consent of the Purchaser shall be evidenced by a writing signed on behalf of the Purchaser by an authorized representative of the Purchaser.

                                   SECTION 8
                 Restrictions on Transferability of Securities;
                 ----------------------------------------------
                         Compliance with Securities Act
                         ------------------------------

     8.1    Restrictions on Transferability.  The Common Stock being purchased
            -------------------------------
hereunder shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 8, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Purchaser will cause any proposed purchaser, assignee, transferee or pledgee of the Common Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 8.

     8.2    Restrictive Legends.  Each certificate representing (i) the Common
            -------------------
Stock purchased hereunder and (ii) any securities issued in respect of such Common Stock or shares of Common Stock issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legend required under applicable state securities law):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED
     UNLESS: (i) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SHARES, (ii) THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR (iii) THE SHARES ARE SOLD PURSUANT TO RULE 144(k) OF THE ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE CLERK OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

     Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Common Stock purchased hereunder in order to implement the restrictions on transfer established in this
Section 8. The Company hereby agrees, at the specific request of the Purchaser, to cause the above legend condition with respect to compliance with the Securities Act to be removed from any certificate evidencing Common Stock issued to the requesting Purchaser once the securities represented by said certificate qualify for transfer and sale pursuant to the provisions of Rule 144(k) promulgated under the Securities Act.

                                   SECTION 9
                Further Restrictions on Transfer of Common Stock
                ------------------------------------------------

     9.1    Voluntary Transfers.  Neither the Purchaser nor any transferee under
            -------------------
Section 9.4 hereof (the Purchaser and/or any such transferee being referred to sometimes hereinafter as a "Holder") of any of the shares of Common Stock purchased by the Purchaser hereunder or issued at any time or from time to time with respect thereto ("Shares"), may sell, assign, transfer, exchange, pledge, encumber or otherwise dispose of any Shares, or interest therein, now held or hereafter acquired by such Holder without first giving a written notice to the Company, identifying in such notice the proposed transferee, the purchase price, if any, and terms of the proposed transaction, and offering said Shares to the Company for purchase by it as hereinafter provided. Within 30 days after receipt of the notice, the Company may elect to purchase all of the Shares so offered and if it does not do so, said Shares may be transferred within 90 days after the expiration of said 30-day period to the proposed transferee upon the price and terms specified in the notice, provided that any Shares transferred to said transferee shall thereupon become subject to this Section 9.

     9.2    Death of a Holder.  In the event of the death of a Holder, such
            -----------------
Holder's executors or administrators and each transferee of such Holder's Shares under Section 9.4 hereof shall, within 90 days after the date of death, give written notice thereof to the Company offering to it for purchase as hereinafter provided all of the Shares owned on said date by said Holder and each such transferee. Within 30 days after receipt of the notice, the Company may elect to purchase all of the Shares so offered and if it does not do so, said Shares may be retained by the estate of said Holder or by such transferee subject to all other provisions of this Section 9. The effectiveness of the provisions of this Section 9.2 shall expire automatically without any further act or deed upon the registration of the Common Stock of the Company under Section 12(b) or
Section 12(g) of the 1934 Act.

     9.3    Insolvency or Bankruptcy.  A transfer of Shares by operation of law
            ------------------------
to a trustee, receiver, assignee for the benefit of creditors, or other transferee in any proceedings relating to a Holder or the estate of a Holder in any court of competent jurisdiction shall not be a transfer subject to these restrictions; provided, however, that (a) no such transfer by operation of law shall be made by the Company on its books (except as required by law); and (b) any further transfer by such transferee shall be subject to the provisions of this Section 9, including, without limitation the provisions of Section 9.1.

     9.4    Exceptions to Restrictions.  Except as provided above, these
            --------------------------
Restrictions shall be inapplicable to:

            a. Transfers of Shares between a Holder and the trustees of a trust in which the Holder or the spouse or issue of such Holder has the principal beneficial interest;

            b. Transfers of Shares between a Holder and such Holder's guardian or conservator;

            c. Transfer of the Shares of a deceased Holder to such Holder's executors or administrators; and

            d. Transfers of Shares between the Purchaser and Compagnie de Machines Bull, a corporation organized and existing under the laws of France ("Bull"), or any entity controlling, controlled by or under common control with Bull (but only for so long as controlling, controlled by or under common control with Bull);

provided, that such Shares in the hands of each such transferee shall remain subject to this Section 9.

     9.5    Transfers in Violation of Agreement.  If any transfer of Shares is
            -----------------------------------
made or attempted contrary to the provisions of this Section 9 or if Shares are not offered to the Company as required by this Section 9, the Company shall have the right to purchase said Shares from the owner thereof or his transferee at any time before or after the transfer, as hereinafter provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as a Holder of Shares for any purpose, including without limitation for purposes of dividend and voting rights, until all applicable provisions of this Section 9 have been complied with.

     9.6    Purchase Price.  (a) Except as provided in subsection (c) of this
            --------------
Section 9.6, the purchase price per share of any Shares which the Company elects to purchase under this Section 9 shall be the fair value thereof as of the date on which the right to purchase accrues hereunder (the "Determination Date").
For purposes of this subsection, the fair value of a Share shall be deemed to be equal to the fair value as determined by the Board of Directors of the Company (or a duly appointed committee thereof) for purposes of establishing the exercise price of the last stock option of the Company granted on or prior to the Determination Date; provided that if no such stock options have been granted by the Company within six months of the Determination Date, then except as otherwise provided herein the fair value of a Share shall be the value determined in accordance with subsection (b); provided further that if shares of Common Stock are publicly traded on the Determination Date, then the fair value of a Share shall be determined in such market as hereinafter provided. For purposes of this subsection: (a) "publicly traded" shares are those which are listed or admitted to unlisted trading privileges on a national securities exchange or as to which bid and offer quotations are reported in the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc. ("NASD"); and (b) Shares subject to purchase under this subsection shall be valued as of the Determination Date (or, if such day is not a trading day in the U.S. securities markets, on the nearest preceding trading day), on the basis of the closing price of stock of that class as reported with respect to the market (or the composite of the markets, if more than one) in which such shares are then traded, or if no such closing prices are reported the lowest independent offer quotation reported therefor in Level 2 of NASDAQ, or if no such quotations are reported on the basis of the most nearly comparable valuation method acceptable to the Company. The value so determined shall be equitably adjusted to reflect any subsequent stock dividend, stock split, reverse split or recapitalization of the Company.

     (b) Except as provided in subsection (c) of this Section 9.6, if the provisions of subsection (a) of this Section 9.6 are inapplicable, the purchase price hereunder shall be the fair value per share of all of the issued and outstanding Shares as determined by appraisal. Within 30 days after the date of the Company's election to purchase, the Company shall appoint an appraiser, the Holder whose shares are being purchased (or such Holder's legally appointed representatives) shall appoint a second appraiser, and the two appraisers so appointed shall appoint a third appraiser, or failing action within such period by any party or the appraisers, any unappointed appraiser or appraisers shall be appointed by the American Arbitration Association, Boston, Massachusetts, upon application of any party or appraiser. The appraisers shall proceed by majority vote to determine the fair value of the Shares as of a convenient date selected by them, and such determination shall be final and binding upon all interested persons. The Company shall promptly furnish to the appraisers such information concerning its financial condition, earnings, capitalization, business prospects and sales of Shares as they may reasonably request. The appraisers shall promptly notify in writing the Company, the Holder whose shares of Stock are being purchased, or such Holder's representatives, and any other interested person known to the appraisers, of the appraisers' final determination of value. Each party shall bear the fees and expenses of the appraiser appointed by or for such party, and the fees and expenses of the third appraiser shall be borne one-half by the Company and one-half by said Holder or such Holder's representatives.

     (c) Notwithstanding any contrary provisions hereof, in the event of a proposed sale of Shares to which the provisions of Section 9.1 hereof apply to a third party in a bona fide transaction for fair value payable in cash or the equivalent, currently or in future installments, the purchase price of said Shares shall be the value offered by such third party and the Company shall have a right of first refusal, exercisable within the period specified in Section 9.1, to purchase said Shares at such price upon equivalent terms. Such right of first refusal shall not apply to a proposed assignment, transfer, exchange, pledge or other disposition of Stock under
Section 9.1 which does not constitute a sale as described above.

     9.7    Tenders.  All Shares which the Company has elected to purchase
            -------
hereunder shall be tendered to the Company, or to one or more assignees or substitute purchasers designated by it, at the principal office of the Company at a reasonable date and time specified by it (in any event within 60 days of the Company's election), by delivery of certificates representing such Shares endorsed in blank and in proper form for transfer against payment of the purchase price in cash or by certified or bank checks, or upon such terms as are applicable under Section 9.6(c).

     9.8    Waiver, Disposition of Stock.  From time to time the Company may
            ----------------------------
waive its rights hereunder either generally or with respect to one or more specific transfers which have been proposed, attempted or made. All action to be taken by the Company hereunder shall be taken by vote of a majority of its Directors then in office.

     9.9    Notices.  All notices and elections under this Section 9 shall be in
            -------
writing and shall be delivered or sent by registered or certified mail, return receipt requested, all charges prepaid, (a) if to the Company addressed to it at the address of its principal office, to the attention of the Clerk of the Company, or (b) if to a Holder (or to a Holder's duly appointed representative) addressed to such Holder (or representative) at the address therefor according to the stock record books of the Company.

     9.10   Legended Certificates.  Each certificate representing the Shares or
            ---------------------
any of them shall be endorsed with the following legend:

     THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF SECTION 9, "FURTHER RESTRICTIONS ON TRANSFER OF COMMON STOCK," OF A CERTAIN COMMON STOCK PURCHASE AGREEMENT DATED MAY 29, 1992 BETWEEN THE COMPANY AND BULL HN INFORMATION SYSTEMS INC. A COPY OF SUCH TERMS AND CONDITIONS MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE CLERK OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY.

Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Common Stock purchased hereunder in order to implement the further restrictions on transfer established in this
Section 9.

                                  SECTION 10
                      Additional Issuance of Common Stock
                      -----------------------------------

     The parties hereby acknowledge and agree that, in light of the special business relationship between the Purchaser and the Company, it may be desirable to both parties for the Purchaser to acquire additional shares of Common Stock of the Purchaser, and the parties do hereby further agree that, if the Purchaser shall so request, the parties shall negotiate in good faith for an additional investment by the Purchaser in the shares of Common Stock of the Company; provided, however, that in no event shall the Company have any obligation to continue to negotiate for such issuance after the expiration of sixty (60) days from the date of this Agreement.

                                  SECTION 11
                       Purchaser's Right of First Refusal
                       ----------------------------------

     11.1   Right of First Refusal.  The Company hereby grants to the Purchaser
            ----------------------
the right of first refusal to purchase, pro rata, all or any part of any New Securities (as defined in this Section 11.1) which the Company may, from time to time, propose to sell and issue. The Purchaser's pro rata share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock then held by the Purchaser to the total number of shares of Common Stock of the Company outstanding (assuming, for purposes of calculating such ratio, complete conversion of all outstanding convertible securities of the Company). This right of first refusal shall be subject to the following provisions:

            11.1.1 "New Securities" shall mean any shares of capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase said shares, and securities of any type whatsoever that are, or may become, convertible into said shares, provided that "New Securities" does not include (i) shares of Common Stock issuable upon conversion or exercise of securities outstanding on the date hereof, (ii) securities offered to the public generally pursuant to a registration statement, (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns not less than eighty percent (80%) of the voting power of such corporation,
(iv) up to 40,000 shares of the Company's Common Stock (or related options or warrants exercisable for Common Stock) to be issued to employees, officers and directors of, and consultants to, and other persons performing services for, the Company, pursuant to any arrangement approved by the Board of Directors of the Company, (v) any security if the Purchaser consents in writing that the right of first refusal shall not apply to such securities, (vi) stock issued pursuant to any rights or agreements, including, without limitation, convertible securities, options and warrants, provided that the rights of first refusal established by this Section 11.1 applied with respect to the initial sale or grant by the Company of such rights or agreements, (vii) stock issued in connection with any stock split, stock dividend or recapitalization by the Company, or (viii) any security to the extent that, upon issuance thereof, securities then issued and outstanding or issuable upon exercise or conversion of securities then issued and outstanding would not exceed in either voting or dividend rights the equivalent of 200,000 shares of Common Stock of the Company in the aggregate (subject to adjustment in the event of any stock split, stock dividend or recapitalization by the Company), it being understood and agreed that the right of first refusal provided for in this Section 11 shall apply only with respect to the securities representing such excess in voting and/or dividend rights, as the case may be.

            11.1.2 In the event the Company proposes to undertake an issuance of New Securities, it shall give the Purchaser written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. The Purchaser shall have thirty (30) days from the date of receipt of any such notice to agree to purchase up to the Purchaser's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

            11.1.3 In the event that the Purchaser fails to exercise in full the right of first refusal within said thirty (30) day period, the Company shall have one hundred eighty (180) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell the New Securities respecting which the Purchasers' option was not exercised, at a price and upon terms no more favorable to the buyers of such securities than specified in the Company's notice to Purchasers. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said one hundred eighty (180) day period (or sold and issued New Securities in accordance with the foregoing within ninety (90) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Purchaser in the manner provided above.

            11.1.4 The right of first refusal granted under this Agreement shall expire upon the closing of the first public offering of the Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act.

            11.1.5 The right of first refusal hereunder shall not be assignable, in whole or in part, except to an affiliate of the Purchaser to which the Purchaser transfers its entire interest in the Company.

                                  SECTION 12
                                 Miscellaneous
                                 -------------

     12.1   Governing Laws.  This Agreement shall be governed by and construed
            --------------
under the laws of the Commonwealth of Massachusetts (and applicable federal securities laws) as applied to agreements among Massachusetts residents entered into and to be performed entirely within Massachusetts. The rights, preferences and privileges of the Company's Common Stock and Common Stock holders shall be governed by Massachusetts law.

     12.2   Successors and Assigns.  The terms and conditions of this Agreement
            ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     12.3   Severability.  If any provision of this Agreement, or the
            ------------
application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto.

     12.4   Entire Agreement.  This Agreement, the exhibits hereto, the
            ----------------
documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

     12.5   Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

     12.6   Finder's Fees.  The parties hereto each represent to every other
            -------------
party that such party neither is, nor will be, obligated for any finder's or broker's fee or commission in connection with the transactions contemplated herein. Each party agrees to indemnify and to hold harmless the other from any liability for any commission or compensation in the nature of a finder's or broker's fee (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying party, its employees, agents or representatives is responsible.

     12.7   Expenses.  Irrespective of whether the Closing is effected, each of
            --------
the Company and the Purchaser shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

     12.8   Other Remedies.  Any and all remedies herein expressly conferred
            --------------
upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

     12.9   Amendment and Waivers.  Any term or provision of this Agreement
            ---------------------
requiring performance by a party may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the party to be bound thereby. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default.

     12.10  Survival of Agreements.  All covenants, agreements, representations
            ----------------------
and warranties made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     12.11  Delays or Omissions.  Except as expressly provided herein, no delay
            -------------------
or omission to exercise any right, power or remedy accruing to a party upon any breach or default of the other party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party, any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     12.12  Attorneys' Fees.  Should suit be brought to enforce or interpret any
            ---------------
part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees.

     12.13  Notices.  Except as otherwise provided in Section 10, whenever any
            -------
party hereto desires or is required to give any notice, demand or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States certified mail, return receipt requested, postage prepaid, addressed as follows:

            Company:            Peritus Software Services, Inc.
                                55 Cambridge Street
                                Burlington, Massachusetts  01803
                                Attention:  Allen Deary

            If to Company,      Nutter, McClennen & Fish
            with a copy to:     One International Place
                                Boston, Massachusetts  02110-2699
                                Attention:  Paul R. Gupta, Esq.

            Purchaser:          Bull HN Information Systems Inc.
                                Technology Park
                                Billerica, MA  01821
                                Attention:  David DeVoy

            If to Purchaser,    Thomas J. Gallagher, Esq.
            with a copy to:     Executive Vice President
                                Bull HN Information Systems Inc.
                                Technology Park
                                Billerica, MA  01821

     Such communications shall be effective when they are received by the addressee thereof; but if sent by certified mail in the manner set forth above, they shall be effective five (5) days after being deposited in the United States mail. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

     12.14  Time.  Time is of the essence of this Agreement.
            ----

     12.15  Construction of Agreement.  This Agreement has been negotiated by
            -------------------------
the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. A reference in this Agreement to any Section shall include a reference to every Section the number of which begins with the number of the Section to which reference is specifically made (e.g., a
                                                                        -----
reference to Section 3.2 shall include a reference to Sections 3.2.1 and 3.2.1.1). The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. A reference to an Exhibit or Section means an Exhibit or Section of this Agreement, unless the context expressly otherwise requires.

     12.16  No Endorsement.  Purchaser understand that no federal or state
            --------------
securities administrator has made any finding or determination relating to the fairness of investment in the Company or purchase of the Common Stock hereunder and that no federal or state securities administrator has recommended or endorsed the offering of securities by the Company hereunder.

     12.17  Pronouns.  All pronouns and any variations thereof shall be deemed
            --------
to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

     12.18  Further Assurances.  Each party agrees to cooperate fully with the
            ------------------
other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

     12.19  Absence of Third Party Beneficiary Rights.  No provisions of this
            -----------------------------------------
Agreement are intended nor shall be interpreted to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder or partner of any party hereto, or any other person, unless specifically provided otherwise herein and, except as so provided, all provisions hereof shall be personal solely between the parties to this Agreement.

     IN WITNESS WHEREOF, the foregoing Agreement is hereby executed under seal as of the date first above written.

                         COMPANY:

                         PERITUS SOFTWARE SERVICES, INC.


                         By: /s/ Dominic Chan
                            ----------------------------------------
                            Dominic Chan, President


                         By: /s/ Allen Deary
                            ----------------------------------------
                            Allen Deary, Treasurer

                         PURCHASER:

                         BULL HN INFORMATION SYSTEMS INC.


                         By: illegible
                            ----------------------------------------
                            Name:
                            Title: